UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2008
QLT INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-17082	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (604) 707-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE
     On August 29, 2008, we filed a Current Report on Form 8-K (the “Initial Form 8-K) to report, among other things, that QLT USA, Inc., our wholly-owned subsidiary, had entered into a license agreement (the “License Agreement”) with Reckitt Benckiser Pharmaceuticals Inc. This Amendment No. 1 is filed to amend Item 9.01 of the Initial Form 8-K to voluntarily include the License Agreement as an exhibit.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     d) Exhibits

Exhibit No.	Description
10.1*	License Agreement, dated August 25, 2008, between QLT USA, Inc. and Reckitt Benckiser Pharmaceuticals Inc. (certain portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Securities Exchange Act of 1934)

99.1(1)	Press release dated August 26, 2008

*	Filed herewith

(1)	Previously filed with the Initial Form 8-K filed with the SEC on August 29, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
Date: September 3, 2008	By:	/s/ Cameron Nelson
Cameron Nelson
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	License Agreement, dated August 25, 2008, between QLT USA, Inc. and Reckitt Benckiser Pharmaceuticals Inc. (certain portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Securities Exchange Act of 1934)

99.1(1)	Press release dated August 26, 2008

*	Filed herewith

(1)	Previously filed with the Initial Form 8-K filed with the SEC on August 29, 2008